SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
☐ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule
14c-5(d)(2))
☒ Definitive Information Statement

CENTENARY INTERNATIONAL CORP.
(Name of registrant as Specified in its Charter)

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CENTENARY INTERNATIONAL CORP.
Paraguay 1233 (1057)
Buenos Aires, Argentina

 NOTICE OF ACTION TAKEN BY WRITTEN CONSENT
OF OUR MAJORITY STOCKHOLDER

Dear Stockholders of Centenary International Corp:

We are writing to advise you that our controlling stockholder has approved by written consent certain resolutions to effect a reverse stock split of our issued and outstanding common stock on a one for one hundred (1 for 100) shares basis. This action was approved by written consent in lieu of a meeting. On January 12, 2007, our board of directors also approved this action.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THIS ACTION AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS ACTION.

No action is required by you. The accompanying Information Statement is furnished only to inform stockholders of the action taken by written consent as described above before the action takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement is for informational purposes only and explains the action taken by written consent. Please read the accompanying Information Statement carefully.

Very truly yours,

/s/ Hector A. Patron Costas
Hector A. Patron Costas President

Buenos Aires, Argentina
February 1, 2007

CENTENARY INTERNATIONAL CORP.
Paraguay 1233 (1057)
Buenos Aires, Argentina

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value, of Centenary International Corp., a Nevada corporation, which we refer to herein as “Centenary,” “Company,” “we,” “our” or “us.” This Information Statement and the Notice of Action Taken by Written Consent of Our Majority Stockholder are first being mailed to the Company's stockholders on or about February 1, 2007.

On January 12, 2007, the "record date" for determining the identity of the stockholders who are entitled to receive this Information Statement, 19,356,200 shares of our common stock were issued and outstanding. The common stock constitutes the sole outstanding class of voting securities of Centenary. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On January 12, 2007, our controlling stockholder, Cristobal Manuel Lopez, who at that time beneficially owned 12,891,895 shares, or approximately 66.6%, of our issued and outstanding common stock, consented in writing to effect a reverse stock split of the Company’s common stock at a ratio of one for one hundred (1 for 100) shares (the “Reverse Stock Split”). The Reverse Stock Split is to become effective on a date to be designated by the Company’s board of directors following: (a) approval of the Reverse Stock Split by the Company’s board of directors; (b) the mailing of this Information Statement on Schedule 14C to the Company’s stockholders; c) the filing of a written notification with the National Association of Securities Dealers, Inc. pursuant to SEC Rule 10b-17 concerning the Reverse Stock Split; and (d) the filing of an Amendment to the Company’s Articles of Incorporation describing the Reverse Stock Split. The Reverse Stock Split will not affect the par value or the number of authorized shares of common stock. The Company’s Articles of Incorporation will continue to authorize 50,000,000 shares of common stock with a par value of $0.001 per share.

Because a stockholder holding at least a majority of the voting rights of our outstanding common stock at the record date has voted in favor of the Reverse Stock Split, and has sufficient voting power to approve such proposal through ownership of our common stock, no other stockholder consents will be solicited in connection with this Information Statement. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934 (the “Exchange Act”), the Reverse Stock Split will not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected at approximately 5:00 p.m. Eastern Time on March 30, 2007.

Our board of directors has also approved the Reverse Stock Split of our 19,356,200 issued and outstanding shares of common stock on a one for one hundred (1 for 100) shares basis. The Reverse Stock Split will be effected on a date to be designated by our board of directors, and will decrease the number of our issued and outstanding common shares to approximately 193,562 shares.

FORWARD LOOKING INFORMATION

This Information Statement and other reports that we file with the U.S. Securities and Exchange Commission (“SEC”) contain certain forward-looking statements relating to, among other things, our future financial performance or future events. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such statements are subject to numerous known and unknown risks, uncertainties, assumptions and other factors, including those set forth in this Information Statement, that could cause actual future events or results to differ materially from historical results, or those described in the forward-looking statement. The forward-looking statements contained herein should be considered in light of these factors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance of achievements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors such as:

•	dependence on key personnel;
•	competitive factors;
•	the operation of our business; and
•	general economic conditions.

Except as required under federal securities laws and the rules and regulations of the SEC, we do not undertake to update forward-looking information contained herein or elsewhere to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated in, contemplated by or implied by such statements.

For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-KSB, 10-QSB, and 8-K. You can obtain copies of these reports and other filings for free at the SEC’s Website at www.sec.gov or from commercial document retrieval services.

GENERAL

This Information Statement is being furnished to all of our stockholders of record on January 12, 2007 in connection with the approval by our board of directors and controlling stockholder of the Amendment to our Articles of Incorporation to effect the Reverse Stock Split.

The controlling stockholder has not consented to or considered any other corporate action.

Our board of directors also unanimously approved the Reverse Stock Split.

The elimination of the need for a special meeting of stockholders to approve the proposal set forth above is authorized by Section 78-320 of the Nevada Revised Statutes (“NRS”) which provides that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Where an action is authorized by written consent, no meeting of the stockholders need be called.

Pursuant to NRS, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve the proposed action set forth herein. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve the Reverse Stock Split, the board of directors decided to use the written consent of the holders of a majority of our outstanding common stock in lieu of a stockholders’ meeting.

Our controlling stockholder, who beneficially owns 66.6% of our outstanding common stock entitled to vote on the aforementioned action, gave his written consent to the approval of the foregoing on January 12, 2007. Accordingly, the action will not be submitted to our other stockholders for a vote and this Information Statement is being furnished to our stockholders only to provide the prompt notice of the taking of such action.

The cost of printing and distributing this Information Statement (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the common stock) will be paid by the Company.

The Company's principal executive offices are located at Paraguay 1233 (1057), Buenos Aires, Argentina.

THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CONTROLLING STOCKHOLDERS

On January 12, 2007, the following controlling stockholder, owing approximately 66.6% of our common stock, consented in writing to approve the Reverse Stock Split. The information in the table does not reflect the one share for one hundred shares Reverse Stock Split, or any subsequent transfers by the controlling stockholder.

Name and Address	Number of Shares	Percent (1)

Cristobal Manuel Lopez Ave. Roque Saenz Pena 971 Piso 8 (1035) Buenos Aires, Argentina	12,891,895	66.6%
________________
Note: Unless otherwise indicated in the footnotes below, we have been advised that each person above has sole voting and investment power over the shares indicated above.

(1) Based upon 19,356,200 shares of common stock outstanding on January 12, 2007.

Under Section 14(c) of the Exchange Act, the action taken by written consent without a meeting of stockholders (Reverse Stock Split) cannot become effective until 20 days after the mailing date of this Information Statement. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the action taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the action taken, as required by the Exchange Act.

Stockholders will not have dissenters’ rights in conjunction with the proposed Reverse Stock Split which is being taken by written consent of a majority of our outstanding shares.

INFORMATION REGARDING THE PROPOSAL

AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

The proposal to amend the Company's Articles of Incorporation is described below. A copy of the proposed amendment to the Company’s Articles of Incorporation is attached to this Information Statement as Exhibit A.

Purpose: The Company’s board of directors believes that the Reverse Stock Split is in the Company's best interests in that it may increase the trading price of the common stock. An increase in the price of the common stock should, in turn, generate greater investor interest in the common stock, thereby enhancing the marketability of the common stock to the financial community. In addition, the resulting reduction in the number of issued and outstanding shares of common stock, while retaining the same number of authorized shares of common stock, will provide the Company with additional authorized but unissued shares which could be utilized for future fund raising purposes, acquisitions or mergers or to otherwise carry out the Company's business objectives.

Effect: Although the Reverse Stock Split may increase the market price of the common stock, the actual effect of the Reverse Stock Split on the market price cannot be predicted. The market price of the common stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Split. Further, there is no assurance that the Reverse Stock Split will lead to a sustained increase in the market price of the common stock. The market price of the common stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions. The Reverse Stock Split will affect all of the holders of the Company's common stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares (see discussion below).

Procedure for Effecting Reverse Stock Split: The Reverse Stock Split of the Company's common stock will become effective at the discretion of the Company’s board of directors on any date designated by the board of directors (the "Effective Date"). It is anticipated that the Effective Date of the Reverse Stock Split will be March 30, 2007, unless changed by our board of directors. The Reverse Stock Split will take place on the Effective Date without any additional action on the part of the holders of the common stock and without regard to current certificates representing shares of common stock being physically surrendered for certificates representing the number of shares of common stock each shareholder is entitled to receive as a result of the Reverse Stock Split. New certificates of common stock will not be issued in exchange for old stock certificates until the old stock certificates are surrendered to the Company’s stock transfer agent.

Fractional Shares: No fractional shares will be issued in connection with the Reverse Stock Split. Shareholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of common stock that is not evenly divisible by one hundred (100) will have the number of new shares to which they are entitled rounded up to the nearest whole number of shares. The number of new shares will be rounded up in the case of fractional shares. No shareholders will receive cash in lieu of fractional shares.

Federal Income Tax Consequences of Reverse Stock Split: The following summary of certain material federal income tax consequences of the Reverse Stock Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of the Company's common stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder. EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

No gain or loss should be recognized by a shareholder upon the shareholder's exchange of shares pursuant to the Reverse Stock Split. The aggregate tax basis of the shares received in the Reverse Stock Split will be the same as the shareholder's aggregate tax basis in the shares exchanged. The shareholder's holding period for the shares received in the Reverse Stock Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Stock Split. The Company's views regarding the tax consequences of the Reverse Stock Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Stock Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

No Dissenters' Rights: The holders of the Company's common stock are not entitled to dissenters' rights in connection with the Reverse Stock Split. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

RECOMMENDATION OF THE BOARD OF DIRECTORS: ALTHOUGH NO SHAREHOLDER MEETING IS BEING HELD, THE BOARD OF DIRECTORS HAS APPROVED THE REVERSE STOCK SPLIT AND THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO CENTENARY’S ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSALS

Our controlling shareholder, Cristobal Manuel Lopez, and our board of directors have approved Reverse Stock Split. No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation to effect the Reverse Stock Split which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

As of the Record Date, there were 50 million shares of common stock authorized with a par value of $0.001 per share, of which approximately 19,356,200 shares were issued and outstanding, with 30,643,800 shares authorized but unissued. Immediately following the Reverse Stock Split, there will be 50 million shares of common stock with a par value of $0.001 authorized, of which approximately 193,562 shares will be issued and outstanding and approximately 49,806,438 shares will be authorized but unissued. Each holder of Centenary’s common stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is non-cumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The holders of common stock are entitled to receive pro rata dividends, when and as declared by the board of directors in its discretion, out of funds legally available therefore.

Dividends on the common stock are declared by the board of directors. The payment of dividends on the common stock in the future, if any, will be determined by the board of directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

PREFERRED STOCK

The Company presently has no shares of preferred stock authorized.

VOTING RIGHTS AND REQUIREMENTS

VOTING SECURITIES

Centenary’s board of directors has fixed January 12, 2007 as the “Record Date” for determining shareholders entitled to vote. Persons who were not shareholders of record at the close of business on such date are not allowed to vote. At the close of business on January 12, 2007, there were approximately 19,356,200 shares of Centenary's common stock, issued and outstanding. Common stock has 1 vote per share.

VOTE REQUIRED

We are required to obtain the affirmative vote of at least a majority of the issued and outstanding shares when obtaining shareholder approval by written consent in lieu of a meeting, in order to effect the shareholder approval described herein.

BOARD RECOMMENDATIONS

Our board of directors has determined that the Reverse Stock Split proposal is in the best interests of the Company and our shareholders. Accordingly, the board of directors has unanimously approved the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 12, 2007 the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is Paraguay 1233 (1057), Buenos Aires, Argentina.

Name and Address	Number of Shares Beneficially Owned	Class	Percentage of Class
Cristobal Manuel Lopez Ave. Roque Pena 971 Piso 8 (1035) Buenos Aires, Argentina	12,891,895	Common	66.6%
Hector A. Patron Costas President and Director	-0-	Common	0.0%

This table is based upon information derived from our stock records or otherwise known to management. Subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based upon 19,356,200 shares of common stock outstanding as of January 12, 2007.

WHERE YOU CAN FIND MORE INFORMATION

As required by law, we file annual and periodic reports and other information with the U.S. Securities and Exchange Commission (“SEC” or “Commission”). These reports and other information contain additional information about our company. You can inspect and copy these materials at the Securities and Exchange Commission public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission’s home page on the Internet at http://www.sec.gov.

Statements contained in this Information Statement or in any document incorporated into this Information Statement by reference regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

The SEC allows us to incorporate by reference into this Information Statement documents we file with the SEC, which means that we can disclose important information by referring to those documents. The information incorporated by reference into this Information Statement is considered to be a part of this Information Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the following documents:

•	Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005;

•	Our Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006; and

•	Our Current Reports on Form 8-K filed on November 11, 2006, December 12, 2006 and December 18, 2006.

We will provide without charge, upon written or oral request by a stockholder, a copy of any and all of the documents referred to above that have been, or may be, incorporated by reference herein. Written requests should be sent to our principal offices at Paraguay 1233 (1057), Buenos Aires, Argentina, Attn: Hector A. Patron Costas. Oral requests may be made to our principal offices, telephone number (011-5411) 4811-4040.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS FEBRUARY 1, 2007. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

February 1, 2007	BY ORDER OF THE BOARD OF DIRECTORS /s/ Hector A. Patron Costas Hector A. Patron Costas, President

EXHIBIT A

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION
of
CENTENARY INTERNATIONAL CORP.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Centenary International Corp.

2. The articles have been amended as follows (provide article numbers, if available):

Effective on __________, 2007 at 8:00 a.m. Eastern Time (the "Effective Time"), the issued and outstanding shares of common stock of this corporation shall be deemed to be "reverse split," and in furtherance thereof, there shall, after the Effective Time, be deemed to be issued and outstanding one (1) share of the common stock of the corporation for each one hundred (100) shares of the common stock of the corporation issued and outstanding immediately prior to the Effective Time (the "Reverse Split"). To the extent that any shareholder shall be deemed after the Effective Time as a result of this Amendment to own a fractional share of common stock, such fractional share shall be deemed to be one whole share.

Article 4 of this corporation's articles of incorporation shall not be affected by the Reverse Split. Following the Reverse Split, this corporation shall continue to have 50,000,000 shares of common stock authorized with a par value of $0.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ______________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 09/29/05